UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 17, 2006
G REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable

Former name or former address, if changed since last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
Pursuant to our plan of liquidation, which was approved by our stockholders on February 27, 2006, we sold the following properties on the dates indicated below.
Disposition of AmberOaks
On May 8, 2006, we entered into an agreement for the sale of the AmberOaks property located in Austin, Texas, to Chase Merritt, LP, an unaffiliated third party, for a sales price of $47,237,000. On June 7, 2006, we entered into an amendment to the agreement to amend the sales price to $46,837,000. On September 29, 2006, we sold the AmberOaks property. We received net cash proceeds totaling approximately $27,584,000 after payment of the related mortgage loan, closing costs and other transaction expenses. A property disposition fee of $703,000, or 1.5% of the sales price, was paid to Triple Net Properties Realty, Inc., or Realty, of which 75.0% was passed through to Triple Net Properties, LLC, or our Advisor, pursuant to an agreement between our Advisor and Realty. A sales commission of $611,000, or 1.3% of the sales price, was also paid to an unaffiliated broker.
Disposition of Brunswig Square
On July 26, 2006, we entered into an agreement for the sale of the Brunswig Square property located in Los Angeles, California, to Jamison Properties Inc., an unaffiliated third party, for a sales price of $26,900,000. On September 13, 2006 and October 4, 2006, we entered into amendments to the agreement to extend the closing date. On October 6, 2006, we sold the Brunswig Square property. We received net cash proceeds totaling approximately $9,639,000 after payment of the related mortgage loan, closing costs and other transaction expenses. A property disposition fee of $404,000, or 1.5% of the sales price, was paid to Realty, of which 75.0% was passed through to our Advisor pursuant to an agreement between our Advisor and Realty. A sales commission of $336,000, or 1.3% of the sales price, was also paid to an unaffiliated broker.
Disposition of Centerpoint Corporate Park
On September 14, 2006, we entered into an agreement for the sale of the Centerpoint Corporate Park property located in Kent, Washington, to Archon Acquisition, LLC, an unaffiliated third party for a sales price of $77,800,000. On September 15, 2006, we entered into an amendment to the agreement to extend the inspection period to September 19, 2006. On September 19, 2006, we entered into a second amendment to the agreement to amend the sales price to $77,525,000. On October 17, 2006, we sold the Centerpoint Corporate Park property. We received net cash proceeds totaling approximately $33,707,000 after payment of the related credit facility attributable to the Centerpoint Corporate Park property, closing costs and other transaction expenses. A property disposition fee of $1,163,000, or 1.5% of the sales price, was paid to Realty, of which 75.0% was passed through to our Advisor pursuant to an agreement between our Advisor and Realty. A sales commission of $465,000, or 0.6% of the sales price, was also paid to an unaffiliated broker.
ITEM 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2006 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Six Months Ended June 30, 2006 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005 (Going Concern Basis)

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the AmberOaks, Brunswig Square and Centerpoint Corporate Park properties, or collectively, the Properties, been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2005 Annual Report on Form 10-K and our June 30, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of June 30, 2006 (liquidation basis) is presented as if the disposition of the Properties had occurred on June 30, 2006.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2006 (liquidation basis) is presented as if the disposition of the Properties had occurred on January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 (going concern basis) is presented as if the disposition of the Properties had occurred on January 1, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2006
(Unaudited – Liquidation Basis)

				Sale of	Sale of
			Sale of	Brunswig	Centerpoint
	Company		AmberOaks	Square	Corporate Park		Company Pro
	Historical	Adjustments (A)	Property (B)	Property (C)	Property (D)		forma

ASSETS
Real estate investments:
Real estate held for sale	$867,521,000	$(122,125,000)	$(45,161,000)	$(26,106,000)	$(72,002,000)		$602,127,000

Investments in unconsolidated real estate	16,578,000	—	—	—	—		16,578,000

	884,099,000	(122,125,000)	(45,161,000)	(26,106,000)	(72,002,000)		618,705,000

Cash and cash equivalents	5,212,000	69,228,000	27,897,000	10,208,000	33,510,000		146,055,000
Restricted cash	11,369,000	—	(998,000)	(654,000)	—		9,717,000
Investment in marketable securities	1,292,000	—	—	—	—		1,292,000
Accounts receivable, net	5,659,000	—	—	—	—		5,659,000

Accounts receivable from related parties	160,000	—	—	—	—		160,000

Total assets	907,791,000	(52,897,000)	(18,262,000)	(16,552,000)	(38,492,000)		781,588,000

LIABILITIES
Mortgages payable secured by properties held for sale	349,770,000	(51,719,000)	(18,050,000)	(15,616,000)	—		264,385,000
Credit facility secured by properties held for sale and other debt	61,869,000	—	—	—	(40,000,000)		21,869,000

Accounts payable and accrued liabilities	12,710,000	(289,000)	(1,167,000)	—	—		11,254,000

Accounts payable due to related parties	1,909,000	—	—	—	—		1,909,000
Security deposits and prepaid rent	5,803,000	(139,000)	(281,000)	(229,000)	(836,000)		4,318,000

Liability for estimated costs in excess of estimated receipts during liquidation	2,212,000	(19,000)	343,000	232,000	1,175,000		3,943,000

Total liabilities	434,273,000	(52,166,000)	(19,155,000)	(15,613,000)	(39,661,000)		307,678,000
Commitments and contingencies

Net assets in liquidation	$473,518,000	$(731,000)	$893,000	$(939,000)	$1,169,000	(G)	$473,910,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2006
(Unaudited – Liquidation Basis)

				Sale of
			Sale of	Brunswig	Sale of
			AmberOaks	Square	Centerpoint
	Company	Adjustments	Property	Property	Corporate Park		Company
	Historical	(A)	(E)	(E)	Property (E)		Pro forma

Net assets in liquidation, beginning of period	$453,459,000	$7,457,000	$22,178,000	$(2,406,000)	15,565,000		$496,253,000

Changes in net assets in liquidation:
Changes to liability for estimated costs in excess of estimated receipts during liquidation:
Operating income	(11,702,000)	1,130,000	932,000	231,000	1,347,000		(8,062,000)

Distributions received from unconsolidated properties	(694,000)	—	—	—	—		(694,000)
Payments of liquidation costs and other amounts	7,139,000	(201,000)	(27,000)	(21,000)	(195,000)		6,695,000
Distributions to stockholders	8,235,000	—	—	—	—		8,235,000
Change in estimated costs in excess of estimated receipts during liquidation	(3,671,000)	781,000	280,000	199,000	1,177,000		(1,234,000)

Change to liability for estimated costs in excess of estimated receipts during liquidation	(693,000)	1,710,000	1,185,000	409,000	2,329,000		4,940,000

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(82,000)	—	—	—	—		(82,000)
Change in fair value of real estate investments	32,048,000	(19,960,000)	(5,268,000)	1,138,000	(15,568,000)		(7,610,000)
Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	(2,978,000)	(929,000)	(905,000)	(210,000)	(1,152,000)		(6,174,000)

Net increase (decrease) in fair value	28,988,000	(20,889,000)	(6,173,000)	928,000	(16,720,000)		(13,866,000)

Liquidating distributions to stockholders	(8,236,000)	—	—	—	—		(8,236,000)

Change in net assets in liquidation	20,059,000	(19,179,000)	(4,988,000)	1,337,000	(14,391,000)		(17,162,000)

Net assets in liquidation, end of period	$473,518,000	$(11,722,000)	$17,190,000	$(1,069,000)	$1,174,000	(G)	$479,091,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(Unaudited – Going Concern Basis)

		Sale of Hawthorne
		Plaza, AmberOaks
		Brunswig Square
		and Centerpoint
		Corporate Park
	Company	Properties	Company
	Historical	(F)	Pro forma
Expenses:
General and administrative	$4,006,000	$—	$4,006,000

Operating loss	(4,006,000)	—	(4,006,000)
Other (expense) income:
Interest expense (including amortization of deferred financing costs)	(2,054,000)	—	(2,054,000)
Interest and dividend income	695,000	—	695,000
Gain on sale of marketable securities	572,000	—	572,000
Equity in earnings of unconsolidated real estate	1,337,000	—	1,337,000
Other expense, net	(250,000)		(250,000)

Loss from continuing operations	$(3,706,000)	$—	$(3,706,000)

Weighted-average number of common shares outstanding — basic and diluted	43,867,000	—	43,867,000

Loss from continuing operations per common share – basic and diluted	$(0.08)	$—	$(0.08)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
For the Year Ended December 31, 2005 and the Six Months Ended June 30, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Includes adjustments for the sale of the Hawthorne Plaza property on September 14, 2006. Our sale of the Hawthorne Plaza property was previously reported on our Form 8-K filed on September 19, 2006.

(B)	Adjustments have been made for the sale of the AmberOaks property to an unaffiliated party for $46,837,000, and therefore our real estate held for sale would have been decreased by the amount related to the AmberOaks property. We would have received pro forma net cash proceeds of $27,897,000, after return of the reserves of $998,000, payment of the mortgage loan balance of $18,050,000, payment of mortgage loan interest, accrued property taxes and recognition of deferred revenue of $1,167,000, and payment of security deposits and prepaid rent of $281,000 as of June 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of June 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $343,000.

(C)	Adjustments have been made for the sale of the Brunswig Square property to an unaffiliated party for $26,900,000, and therefore our real estate held for sale would have been decreased by the amount related to the Brunswig Square property. We would have received pro forma net cash proceeds of $10,208,000, after return of the reserves and the collateral account of $654,000, payment of the mortgage loan balance of $15,616,000, and security deposits and prepaid rent of $229,000 as of June 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of June 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $232,000.

(D)	Adjustments have been made for the sale of the Centerpoint Corporate Park property to an unaffiliated party for $77,525,000, and therefore our real estate held for sale would have been decreased by the amount related to the Centerpoint Corporate Park property. We would have received pro forma net cash proceeds of $33,510,000, after payment of the credit facility balance of $40,000,000 and security deposits and prepaid rent of $836,000 as of June 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of June 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $1,175,000.

(E)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the property. The unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2006 is presented as if the disposition of the property had occurred on January 1, 2005. The pro forma results exclude the impact of the gain on sale of the property and the costs related to the disposition.

(F)	Actual revenues and expenses of the Hawthorne Plaza, AmberOaks, Brunswig Square and Centerpoint Corporate Park properties for the year ended December 31, 2005 were presented as discontinued operations in our consolidated financial statements included in our December 31, 2005 Annual Report on Form 10-K. As such, there are no pro forma adjustments to continuing operations. Loss recorded related to Hawthorne Plaza of $1,972,000, or $0.04 per share, for the year ended December 31, 2005 would decrease loss from discontinued operations by such amount. Income recorded of $765,000, or $0.02 per share, $11,000, or $0.00 per share, and $212,000, or $0.00 per share, related to the AmberOaks, Brunswig Square and Centerpoint Corporate Park properties, respectively, for the year ended December 31, 2005 would increase loss from discontinued operations by such amount. The pro forma results exclude the impact of the gain on sale of the Hawthorne Plaza, AmberOaks, Brunswig Square and Centerpoint Corporate Park properties and the costs related to the dispositions.

(G)	The unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2006 is presented as if the disposition of the Hawthorne Plaza, AmberOaks, Brunswig Square and Centerpoint Corporate Park properties had occurred on January 1, 2005. The unaudited pro forma condensed consolidated statement of net assets as of June 30, 2006 is presented as if the disposition of the Hawthorne Plaza, AmberOaks, Brunswig Square and Centerpoint Corporate Park properties had occurred on June 30, 2006. As such, there is a difference in the net assets in liquidation as of June 30, 2006 between the two statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: October 23, 2006	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer and President